                                                                EXHIBIT (c)(vii)

                            VAN KAMPEN EQUITY TRUST

                           Certificate of Designation
                                       of
                         Van Kampen Select Growth Fund

The undersigned, being the Secretary of Van Kampen Equity Trust, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration") and by the affirmative vote of a Majority of the Trustees.



NUMBER                                                                    SHARES
------                                                                    ------

                   VAN KAMPEN SELECT GROWTH FUND, a series of
                            VAN KAMPEN EQUITY TRUST

                                    CLASS A

         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that                                              is the owner of






                                           * SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       ------------
                                                      CUSIP 92114P872
                                                       ------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Select Growth Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.



WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                       Dated

                         [VAN KAMPEN SELECT GROWTH FUND
                                 DELAWARE SEAL]


A. THOMAS SMITH, III                                      RICHARD F. POWERS, III
      SECRETARY                                                 PRESIDENT

                                                                KC 002717

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                  P.O. BOX 218256, KANSAS CITY, MO 64121-8256

                                                          TRANSFER AGENT
                  By
                     ---------------------------------------------------
                                                      AUTHORIZED OFFICER

--------------------------------------------------------------------------------

             PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                         VAN KAMPEN SELECT GROWTH FUND

NUMBER                            CLASS A                       SHARES
KC

ACCOUNT NO.        ALPHA CODE                DEALER NO.         CONFIRM NO.

TRADE DATE                                   CONFIRM DATE       BATCH I.D. NO.

                                             CHANGE NOTICE: IF THE ABOVE
                                             INFORMATION IS INCORRECT OR
                                             MISSING, PLEASE PRINT THE CORRECT
                                             INFORMATION BELOW, AND RETURN TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 218256
                                               KANSAS CITY, MISSOURI 64121-8256

                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                   hereby sell, assign and transfer unto

--------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Common
Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint --------------------------------------

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

             Dated,                                        20
                   ---------------------------------------    ------

                   -------------------------------------------------
                                         Owner

                   -------------------------------------------------
                             Signature of Co-Owner, if any

IMPORTANT      {BEFORE SIGNING, READ AND COMPLY CAREFULLY
               {WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

------------------------------------------------------------------------

------------------------------------------------------------------------

     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants          UNIF GIFT MIN. ACT -           Custodian
          in common                                 --------           ---------
                                                     (Cust)             (Minor)
                                                       under Uniform Gifts to
                                                             Minors Act
TEN ENT - as tenants by
          the entireties

                                                   -----------------------------
                                                              (State)
JT TEN  - as joint tenants
          with right of sur-
          vivorship and not
          as tenants in common

     Additional abbreviations may also be used though not in the above list

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

   NUMBER                                         SHARES
   ______                                         ______

         VAN KAMPEN SELECT GROWTH FUND, a series of
                   VAN KAMPEN EQUITY TRUST

                          CLASS B
         ORGANIZED AND EXISTING UNDER THE LAWS OF
                  THE STATE OF DELAWARE

   THIS CERTIFIES that                    is the owner of


                     *SEE REVERSE FOR CERTAIN DEFINITIONS
                                _______________

                                CUSIP 92114P864
                                _______________

   fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Select Growth Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.


   WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE
   SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                                      Dated

                   [VAN KAMPEN SELECT GROWTH
                       FUND DELAWARE SEAL]

   A. THOMAS SMITH III                RICHARD F. POWERS, III
        SECRETARY                           PRESIDENT

                                             KC 002717

   ---------------------------------------------------------

       COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
          P.O. BOX 218256, KANSAS CITY, MO 64121-8256

                                       TRANSFER AGENT

          BY
             ----------------------------------------
                                   AUTHORIZED OFFICER

   ---------------------------------------------------------

              VAN KAMPEN SELECT GROWTH FUND

   NUMBER             CLASS B             SHARES
   KC

   ACCOUNT NO.     ALPHA CODE       DEALER NO.      CONFIRM NO.

   TRADE DATE                       CONFIRM DATE    BATCH I.D. NO.

                                    CHANGE NOTICE: IF THE ABOVE INFORMATION
                                    IS INCORRECT OR MISSING, PLEASE PRINT
                                    THE CORRECT INFORMATION BELOW, AND
                                    RETURN TO:

                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 218256
                                               KANSAS CITY, MISSOURI 64121-8256

                                               --------------------------------
                                               --------------------------------
                                               --------------------------------

   -----------------------------------------------------------------------------

   REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

   A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                     hereby sell, assign and transfer unto

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Common

Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

       Dated, ________________________________________ 20 _______

              __________________________________________________________________
                                            Owner

              __________________________________________________________________
                                Signature of Co-Owner, if any

IMPORTANT     {   BEFORE SIGNING, READ AND COMPLY CAREFULLY
              {   WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________


--------------------------------------------------------------------------------

         *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants          UNIF GIFT MIN. ACT - _________ Custodian ________
           in common                                  (Cust)             (Minor)
                                                       under Uniform Gifts to
                                                             Minors Act
TEN ENT  - as tenants by
           the entireties                        ______________________________
                                                            (State)
JT TEN   - as joint tenants
           with right of sur-
           vivorship and not
           as tenants in common

    Additional abbreviations may also be used though not in the above list

- -----------------------------------------------------------------------------



________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY

         NUMBER                                                SHARES
       ----------                                            ----------

                   VAN KAMPEN SELECT GROWTH FUND, a series of
                            VAN KAMPEN EQUITY TRUST


                                     CLASS C


         ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that                                              is the owner of






                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                                     -------------------

                                                       CUSIP 92114P856

                                                     -------------------

fully paid and nonassessable shares of beneficial interest of the par value of $0.01 per share of Van Kampen Select Growth Fund, transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.




WITNESS THE FACSIMILE SEAL OF THE FUND AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


                                                                 Dated

                 [VAN KAMPEN SELECT GROWTH FUND DELAWARE SEAL]



A. THOMAS SMITH III                                       RICHARD F. POWERS, III
     SECRETARY                                                   PRESIDENT

                                                                 KC 002717

--------------------------------------------------------------------------------

               COUNTERSIGNED by VAN KAMPEN INVESTOR SERVICES INC.
                  P.O. BOX 218256, KANSAS CITY, MO 64121-8256

                                                         TRANSFER AGENT

                  By
                    -----------------------------------------------------
                                                       AUTHORIZED OFFICER

--------------------------------------------------------------------------------

                         VAN KAMPEN SELECT GROWTH FUND

NUMBER                              CLASS C                 SHARES
KC

ACCOUNT NO.             ALPHA CODE       DEALER NO.         CONFIRM NO.

TRADE DATE                               CONFIRM DATE       BATCH I.D. NO.

                                         CHANGE NOTICE: IF THE ABOVE INFORMATION
                                         IS INCORRECT OR MISSING, PLEASE PRINT
                                         THE CORRECT INFORMATION BELOW, AND
                                         RETURN TO:


                                               VAN KAMPEN INVESTOR SERVICES INC.
                                               P.O. BOX 218256
                                               KANSAS CITY, MISSOURI 64121-8256

                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------

--------------------------------------------------------------------------------

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY ONE OF THE FOLLOWING:

A BANK OR TRUST COMPANY; A BROKER/DEALER; A CREDIT UNION; A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY; A SAVINGS AND LOAN ASSOCIATION; OR A FEDERAL SAVINGS BANK.

--------------------------------------------------------------------------------

For value received,                        hereby sell, assign and transfer unto

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Common

Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.


              Dated, _________________________________ 20 _______

                     ____________________________________________
                                        Owner

                     ____________________________________________
                            Signature of Co-Owner, if any

IMPORTANT      {  BEFORE SIGNING, READ AND COMPLY CAREFULLY
               {  WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) guaranteed by:

________________________________________________________________________________


--------------------------------------------------------------------------------

     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants          UNIF GIFT MIN. ACT - ________ Custodian _________
          in common                                 (Cust)             (Minor)
                                                      under Uniform Gifts to
TEN ENT - as tenants by                                     Minors Act
          the entireties
                                                 ______________________________
                                                            (State)
JT TEN  - as joint tenants
          with right of sur-
          vivorship and not
          as tenants in common

     Additional abbreviations may also be used though not in the above list

--------------------------------------------------------------------------------




________________________________________________________________________________
                   THIS SPACE MUST NOT BE COVERED IN ANY WAY